                                                                    EXHIBIT 4.18

HSBC BANK PLC                                             BARCLAYS BANK PLC
POULTRY                                                   54 LOMBARD STREET
LONDON  EC2P 2BX                                          LONDON  EC3P 3AH

To:  The Directors
     Marconi Bonding Limited
     1 Bruton Street
     London W1J 6AQ

                                                                 8 February 2002

Dear Sirs,

TEMPORARY BONDING FACILITY

HSBC Bank plc ("HSBC") and Barclays Bank PLC ("BARCLAYS") are pleased to offer Marconi Bonding Limited (the "COMPANY") a facility for the issue of Bonds (as defined below) on the terms and conditions referred to below (the "FACILITY").

1.       INTERPRETATION

1.1      For the purposes of this Facility Letter:

         "ACCEPTANCE DATE" means the date on which the conditions in paragraph 10 have been satisfied;

         "AFFILIATE" means, with respect to any specified legal entity, any entity that is directly or indirectly controlled by or is under direct or indirect common control with such specified legal entity where the terms "controlled by" and "under direct or indirect common control with" mean, in the case of a corporation, the ownership of 50 per cent. of the voting shares or securities of such corporation or the ability to appoint a majority of the members of the board of directors of such corporation.

         "AVAILABLE CREDIT LINE" means, in relation to a Bank at any time (save as otherwise provided herein) its Credit Line at such time less the Utilised Amount applicable to such Bank;

         "AVAILABILITY PERIOD" means, save as otherwise agreed by the Banks, the period commencing on the Acceptance Date and ending on the earlier of
         (i) 29 March 2002 and (ii) the effective date (howsoever described) under the New Facility Agreement (as defined in paragraph 9);

         "BANK" means each of HSBC, Barclays and (if applicable) each New Bank and "BANKS" means all of them;

         "BOND" has the meaning ascribed to it in paragraph 2.2;

         "BONDING DOCUMENTS" means this Facility Letter, each Counter Indemnity and each Cash Collateral Agreement;

         "BUSINESS DAY" means any day other than a Saturday or Sunday or other day on which commercial banks are required or authorised to be closed in London;

         "CASH COLLATERAL AGREEMENTS" means the separate agreements between the Company and each Bank setting out the terms and conditions applicable to Deposits placed by the Company with the relevant Bank as collateral for its obligation (whether actual or contingent) to indemnify the relevant Bank under the relevant Counter Indemnity and "RELEVANT CASH COLLATERAL AGREEMENT" shall be construed accordingly;

         "COMMISSION PAYMENT DATE" has the meaning ascribed to it in paragraph 4.2;

         "COUNTER INDEMNITIES" means the separate counter indemnity agreements between the Company and each Bank pursuant to which the Company agrees (subject to the terms thereof) to indemnify the relevant Bank against any liability incurred by such Bank in respect of any Bond issued by such Bank under the Facility (including, for the avoidance of doubt, Bonds deemed to have been issued under the Facility pursuant to paragraph 7) and "RELEVANT COUNTER INDEMNITY" shall be construed accordingly;

         "CREDIT LINE" means, in respect of each of HSBC and Barclays, L25,000,000 each or such other amounts as may be agreed between the Banks and the Company from time to time (provided that the aggregate of the Credit Lines of each of Barclays and HSBC shall not exceed the Facility Limit) in each case to the extent not cancelled, reduced or transferred by it under this Facility Letter.

         "DEPOSIT" has the meaning given in the relevant Counter Indemnity;

         "ELIGIBLE SUBSIDIARY" means any subsidiary of Marconi plc ("MARCONI"), a company incorporated under the laws of England and Wales (registered number 3846429) whose registered office is at 1 Bruton Street, London W1J 6AQ (and "subsidiary" shall have the meaning given to such term in section 736 of the Companies Act 1985);

         "EXISTING BONDS" means the Bonds specified in the Schedule hereto which have been issued by HSBC prior to the Acceptance Date or any other bond issued by HSBC prior to the Acceptance Date which HSBC and the Company agree shall constitute an Existing Bond;

         "FACILITY LIMIT" means L50,000,000 (or the equivalent in other currencies) or such higher amount as may be agreed between the Banks and the Company from time to time;

         "GROUP" means Marconi and its subsidiaries for the time being;

         "ISSUE DATE" means, in respect of any Bond, the date upon which a Bank issues such Bond;

         "L/C CONFIRMATION" has the meaning ascribed to it in paragraph 2.2;

         "NEW BANK" has the meaning ascribed to it in paragraph 8;

         "OUTSTANDING LIABILITY AMOUNT" in relation to a Bond issued by a Bank, has the meaning given in the relevant Counter Indemnity;

         "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond;

         "STERLING EQUIVALENT" means, in relation to an amount of a currency other than sterling, the amount of sterling which could be purchased with such currency amount at the relevant Bank's spot rate of exchange for the purchase of sterling with such foreign currency at or about
         11.00 am on the date on which calculation is required;

         "TAX CREDIT" has the meaning ascribed to it in paragraph 6.4; and

         "UTILISED AMOUNT" means, in relation to a Bank on any given date, the aggregate of the Outstanding Liability Amounts (and, where the Payment Currency of a Bond is not sterling, the amount used in such calculation shall be the Sterling Equivalent of the Outstanding Liability Amount in respect of such Bond) as at that date for all Bonds issued by that Bank and outstanding at that time. A Bond is "OUTSTANDING" until the Outstanding Liability Amount in respect of such Bond is reduced to zero.

1.2 In this Facility Letter, any reference to (a) a "paragraph" is, unless otherwise stated, a reference to a paragraph hereof and (b) "THIS FACILITY LETTER" or any other agreement or document is a reference to this letter or such agreement or document as amended, varied or supplemented from time to time. Paragraph headings are for ease of reference only.

1.3 Where applicable, references to the singular include the plural and vice versa.

1.4 A person who is not a party to this Facility Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Facility Letter.

2.       FACILITY

2.1 Subject to the restrictions on utilisation and conditions precedent outlined below, the Banks agree to make the Facility available to the Company. Without prejudice to paragraph 3.3, the Utilised Amount in relation to each Bank shall not exceed the Credit Line applicable to such Bank.

2.2 At any time during the Availability Period the Company may request a Bank to issue a bond, guarantee, letter of credit, confirmation in favour of a bank issuing a bond, guarantee or letter of credit (an "L/C CONFIRMATION"), indemnity or other like instrument (a "BOND") in favour of a named third party beneficiary to secure the performance of any obligation owed by the Company or any Eligible Subsidiary to such beneficiary or, in the case of an L/C Confirmation, to any beneficiary of a bond, guarantee or letter of credit issued by a third party bank.

2.3

         (a) The obligations of each Bank under the Facility are several and no Bank is responsible for the obligations of any other Bank hereunder.

         (b) Each Bank may separately enforce its rights hereunder and/or under the relevant Counter Indemnity and/or the relevant Cash Collateral Agreement

2.4 With the agreement of the Company, a Bank may request any of its Affiliates to issue a Bond under the Facility on its behalf. The parties agree that any such Bond issued by an Affiliate of a Bank shall:

         (a) be deemed to be a Bond issued pursuant to the Bonding Documents by the relevant Bank and subject to the terms thereof;

         (b) be covered by the terms and subject to the conditions of the Counter Indemnity and Cash Collateral Agreement between the Company and the relevant Bank; and

         (c) be a bond in respect of which the Company is obliged to deposit cash collateral in the Relevant Account as defined in, and pursuant to the terms of, the relevant Counter Indemnity.

3.       UTILISATION

3.1 Each Bank reserves the right in its absolute discretion to decide whether or not to agree to a request for the issuance of a Bond under the Facility. Each Bank may at any time cancel its offer to issue further Bonds under the Facility and/or decline to issue further Bonds.

3.2 Without prejudice to a Bank's rights under paragraph 3.1, no Bank shall be required to issue a new Bond if the sterling amount (or, if the Payment Currency of such new Bond is not sterling, its Sterling Equivalent) of its maximum prospective liability under the new Bond (as at the proposed date of issue of such new Bond) exceeds its Available Credit Line.

3.3 The Company agrees with and for the benefit of each Bank that the aggregate of the Utilised Amounts in relation to all Banks under the Facility shall not exceed the Facility Limit and that the Utilised Amount in relation to each Bank under the Facility shall not exceed its Credit Line and authorises each Bank to disclose such information to the other Banks relating to the Facility and the Utilised Amount applicable to it as may be required to monitor compliance with this paragraph 3.3. For the purposes of this paragraph 3.3 only, in respect of any Bond denominated in a currency other than Sterling, the original spot rate of exchange used on the relevant Issue Date to determine the Sterling Equivalent of the amount of that Bond shall apply when determining the Utilised Amount for the relevant Bank.

4.       COMMISSION

4.1 The Company shall pay to each Bank a fee in respect of each Bond issued by that Bank under the Facility.

4.2 Other than in respect of Existing Bonds to which the provisions of paragraph 4.3 apply, such fee shall be payable in the Relevant Currency (as defined in the relevant Counter Indemnity) of the relevant Bond or such other currency as may be agreed between the relevant Bank and the Company from time to time monthly in advance during the tenor of the relevant Bond, the first such payment to be made on the Acceptance Date and payments thereafter to be made on the last day of each successive period of one month whilst such Bond is outstanding (each a "COMMISSION PAYMENT DATE"). If the Issue Date of a Bond does not occur on the Acceptance Date or a Commission Payment Date, the Company shall pay the first such fee on the Issue Date of the relevant Bond for the period commencing from the Issue Date up to (but excluding) the next following Commission Payment Date.

4.3      In respect of Existing Bonds:

         4.3.1 if and to the extent commission or other fee arrangements have already been agreed with HSBC in respect of such Existing Bonds, such arrangements shall continue to apply provided that payment thereof shall be made by the Company;

         4.3.2 if no such commission or fee arrangements have been agreed, the provisions of paragraph 4.2 shall apply to such Existing Bonds, the first fee payment in respect of such Existing Bonds to be made on the Acceptance Date.

4.4 The fee payable by the Company in respect of each Bond or Existing Bond on the relevant date pursuant to paragraph 4.2 or 4.3.2 (as the case may be) shall be the higher of:

         4.4.1 one per cent. per annum of the Outstanding Liability Amount of such Bond; and

         4.4.2    L25,

         provided that in respect of the first such payment to be made in respect of each Bond the Company shall pay, in addition to and at the same time as the amount set out above in this Clause 4.4, a fee of L50. For the avoidance of doubt, such additional fee shall not be payable in respect of any Existing Bond.

5.       REPRESENTATIONS AND WARRANTIES

5.1      The Company represents and warrants to the Banks as follows:

         5.1.1 it is a corporation duly incorporated and validly existing under the laws of England and Wales.

         5.1.2 its execution and delivery of the Bonding Documents and the performance of its obligations thereunder are within its corporate powers, have been duly authorised by all necessary corporate action (which is and will remain in full force and effect) and do not contravene (i) the Company's constituent documents; (ii) any applicable law or regulation; or (iii) any contractual restriction binding on or affecting the Company;

         5.1.3 no authorisation or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of the Bonding Documents; and

         5.1.4 the Bonding Documents are the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms subject to equitable principles of general application and subject to applicable bankruptcy, insolvency, reorganisation or other similar laws affecting the enforcement of creditors' rights generally.

6.       COSTS, EXPENSES AND TAXES

6.1 All reasonable fees, costs and expenses, including reasonable legal fees and any stamp, value added or other tax incurred by each Bank in connection with:

         6.1.1 the execution of the Bonding Documents (subject to the terms of the letter dated 9 November 2001 between, among others, Marconi plc, HSBC Bank plc and Barclays Bank PLC); and

         6.1.2 the enforcement of the obligations of the Company under the Bonding Documents,

         shall be reimbursed to the relevant Bank by the Company on demand by such Bank on a full indemnity basis and the Company agrees to hold the relevant Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes or fees.

6.2 All payments to be made by the Company to any Bank under the Bonding Documents (or any of them) shall be made free and clear of and without deduction or withholding for or on account of any set-off or counterclaim. If any payment by the Company shall be subject to the deduction or withholding of tax, the amount payable by the Company shall be increased to the extent necessary to ensure that, after the deduction or withholding, the amount received and retained by the relevant Bank (free from any liability in respect of any such deduction or withholding), other than a tax on its overall net income, is equal to the amount which would have been received and retained if no such deduction or withholding had been required to be made.

6.3 Should the Company fail to pay any amount owing by it to any Bank pursuant to the Bonding Documents within 2 Business Days of demand by the relevant Bank, interest shall accrue on the outstanding amount at 2% above such Bank's base rate from time to time calculated on a daily basis from the date such payment was due until such amount is discharged in full.

6.4 If the Company makes a payment under paragraph 6.2 and the relevant Bank determines that:

         (a) a credit against, relief or remission for, or repayment of tax (a "TAX CREDIT") attributable to that payment or the corresponding payment under the Bonding Documents; and

         (b)      that Bank has obtained, utilised and retained that Tax Credit,

         the Bank shall pay an amount to the Company which is attributable to such payment under paragraph 6.2 and which that Bank determines will leave it (after that payment) in the same after-tax position as it would have been in had the payment not been required to be made by the Company.

7.       EXISTING BONDS

7.1 The parties agree that, with effect from the Acceptance Date, the Existing Bonds shall be deemed to be Bonds issued by HSBC under the Facility at the request of the Company, and shall be taken into account in determining the Utilised Amount applicable to HSBC.

7.2 The Company agrees that the Counter Indemnity given in favour of HSBC shall extend to the Outstanding Liability Amount in respect of each Existing Bond.

7.3 The Company undertakes that on the Acceptance Date it shall, in accordance with the principles set out in Clause 4 of the Counter Indemnity between the Company and HSBC (the "HSBC COUNTER INDEMNITY") deposit in the Relevant Currency (as defined in the HSBC Counter Indemnity) and in the Relevant Account (as defined in the HSBC Counter Indemnity) amounts equal to the aggregate Outstanding Liability Amount in respect of such Existing Bonds. Such Deposits shall be held pursuant to and subject to the terms of the Cash Collateral Agreement between the Company and HSBC (the "HSBC CASH COLLATERAL AGREEMENT").

7.4 In respect of Existing Bonds for which cash cover has been provided by Marconi plc or any of its subsidiaries, HSBC agrees and undertakes to release such cash cover to the relevant Marconi entity immediately upon receipt by it of the relevant payment from the Company pursuant to paragraph 7.3.

8.       NEW BANKS

8.1 Any financial institution (a "NEW BANK") may become an additional Bank under the Facility by acceding to the terms of this Facility Letter with the mutual agreement of, and on terms satisfactory to, each other party to this Facility Letter at the date of such accession. From the date of such accession such New Bank shall become a Bank with the rights and obligations applicable to the Banks as set out herein.

8.2 The Company shall execute a Counter Indemnity and Cash Collateral Agreement in favour of such New Bank on or about the date of such New Bank's accession to the terms of this Facility Letter.

9.       THE REFINANCING

9.1 The entry into this Facility shall be without prejudice to the refinancing negotiations currently under discussion between Marconi plc and, amongst others, the Banks. In particular (but without limitation) the Company and each Bank acknowledges that the terms of the Bonding Documents do not establish a precedent for the terms to be agreed in relation to such refinancing negotiations.

9.2 The parties acknowledge that it is their intention that if Marconi plc and other members of the Group and the Banks enter into a refinancing agreement (the "NEW FACILITY AGREEMENT") with a syndicate of financial institutions, the rights and obligations of the parties hereunder shall be subsumed into the New Facility Agreement in a manner to be agreed in that New Facility Agreement.

10.      ACCEPTANCE

         The Facility will become available to the Company for utilisation only upon receipt by the Banks of the following documents, each in form and substance satisfactory to the Banks:

         (a) the enclosed duplicate of this Facility Letter duly signed on the Company's behalf as evidence of the terms and conditions stated therein;

         (b) a certified true copy of a resolution of the Company's Board of Directors:

                  (i) accepting the Facility and this offer on the terms and conditions stated herein;

                  (ii) approving the Company's entry into a Counter Indemnity and Cash Collateral Agreement with each Bank which is a signatory to this Facility Letter on the date of the Company's acceptance of the terms stated herein;

                  (iii) authorising a specified person, or persons, to countersign and return to the Bank the enclosed duplicate of this Facility Letter and to execute, on the Company's behalf, the relevant Counter Indemnities and Cash Collateral Agreements;

                  (iv) specifying the names of those officers of the Company whose instructions (jointly or alone) the Banks are authorised to accept in all matters concerning the Facility and this offer once accepted and confirmed specimens of the signatures of those officers and the authorised signatory referred to in sub-paragraph
                           (iii) above, if not already known to the Banks;

         (c) a certified true copy of the Company's Certificate of Incorporation;

         (d) properly completed bank mandate letters in the form of the same provided to the Company by each Bank; and

         (e) the relevant Counter Indemnities and relevant Cash Collateral Agreements duly executed by the Company pursuant to the resolutions specified above.

11.      NOTICES

         Any notice or demand to be served by one person on another pursuant to the Bonding Documents may be served by leaving it at the address specified below (or such other address as such person may have most recently specified) or by letter posted by prepaid first-class post to such address (which shall be deemed to have been served on the second Business Day following the date of posting), or by fax to the fax number specified below (or such other number as such person may most recently have specified) (which shall be deemed to have been received when actually received by the recipient marked for the attention of the department or officer (if any) specified by the recipient for such purpose).

         Address for notices:

         COMPANY:

         Address:   1 Bruton Street
                    London W1J 6AQ

         Fax:       (020) 7493 1974

         Attention: Group Treasurer/Group Assistant Treasurer

         HSBC BANK Plc

         Address:   Telecommunications, Media & Technology Department
                    HSBC Bank plc
                    2nd Floor
                    Poultry
                    London EC2P 2BX

         Fax:       0207 260 4800

         Attention: Head of Telecommunications, Media & Technology Department

         BARCLAYS BANK PLC

         Address:   Stocks, Trade and Export Finance,
                    1st Floor
                    Barclays Capital
                    5 The North Colonnade
                    Canary Wharf
                    London E14 4BB

         Fax:       0207 773 3661

         Attention: Director, STEF

12.      PAYMENTS

12.1     Unless otherwise notified to the other party in writing:

         12.1.1 all payments required to be made by the Company to a Bank under or in connection with the Bonding Documents shall:

                  (i) in the case of a Deposit, be made as specified in the relevant Counter Indemnity;

                  (ii) in the case of any other payment, be made at such branch or office and to such account as such Bank may specify from time to time, and

         12.1.2 all payments required to be made by any Bank to the Company under or in connection with the Bonding Documents shall be made to such account as the Company may specify in writing from time to time.

12.2 In each and every case, payments shall be made without any set-off or counterclaim in the currency of denomination in which payment is due provided that the foregoing provision shall be without prejudice to each Bank's right to apply set-off in respect of the Company's obligations under Clause 3 of the relevant Counter Indemnity either pursuant to the terms of the relevant Cash Collateral Agreement or at law as against any Deposit or part thereof held with such Bank.

12.3 All payments shall be made on the due date for such payment or, if that day is not a Business Day, then on the next following Business Day.

12.4 No Bank shall be under any obligation to accept any instructions in relation to, or receive or make any payment or carry out, any other transaction denominated in a currency (other than sterling) on a day on which such Bank is not normally open for general business in the relevant jurisdiction where such transactions are to be received or carried out whether or not such a day is a Business Day.

13.      CERTIFICATES

         Any Bank's certificate of any sum due to it from the Company under the Bonding Documents shall (apart from obvious mistake) be prima facie evidence.

14.      FORCE MAJEURE

         No Bank shall be liable to the Company for any loss, damage or delay attributable in whole or part to action by any government or government agency or other force majeure and in particular but not limited to strikes, industrial action (except strikes involving such Bank's staff), equipment failure or interruption of power supplies. Each Bank will always endeavour to give notice generally to customers of any anticipated delays by notices in branches.

15.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

15.1 No failure to exercise, nor any delay in exercising, on the part of any Bank, any right or remedy under the Bonding Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies therein provided are cumulative and not exclusive of any rights or remedies provided by law.

15.2 If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

16.      SUCCESSORS

         Each Bonding Document shall remain in effect despite any amalgamation or merger (however effected) relating to any Bank; and references to a Bank shall be deemed to include any assignee or successor in title of such Bank and any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of such Bank hereunder or to which under such laws the same have been transferred.

17.      COUNTERPARTS

         Each Bonding Document may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

18.      GOVERNING LAW AND JURISDICTION

         This Facility Letter shall be governed by English law and, for the Banks' benefit, the English courts shall have exclusive jurisdiction to settle any disputes which may arise from or in connection with it.

To accept this offer please arrange for the enclosed copy of this letter to be signed and returned.

Yours faithfully,

Ian McMillan                              Barry Cole
Relationship Manager                      Relationship Manager
For and on behalf of HSBC Bank plc        For and on behalf of Barclays Bank PLC

IAN McMILLAN (signed)                     BARRY COLE (signed)
__________________________________        ______________________________________

Accepted for an on behalf of Marconi Bonding Limited (the 'Company'):

                                                              J LONG (signed)
                                                          Director and Secretary
Date: 24/01/02

                                    SCHEDULE

                                 EXISTING BONDS

Existing Guarantee exposure of GBP36m to be reduced by GBP3m following reduction in guarantee to London Underground

CASH COVERED

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             CI/SLC EXPIRY
             BENEFICIARY                AMOUNT (CURRENCY)      AMOUNT (GBP)   EXPIRY DATE         DATE             ON BEHALF OF
===================================================================================================================================
Ashada SAL Int Ltd                         USD100,000            68,027.21     06 May 02                        Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
CP Orange Co Ltd                           USD287,860           195,823.13     30 Sep 03                        Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Merseyside Fire & Civil Defence Auth       GBP600,000           600,000.00     21 Dec 06                        Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Tenix Defence Sys Tech Ltd                  GBP45,583            45,583.00       Apl 02                         Marconi Applied
----------------------------------------------------------------------------------------------------------------------------------
Ministry of defence Paraguay               USD570,000           387,755.10       Mar 02                         Marconi Mobile SpA
----------------------------------------------------------------------------------------------------------------------------------
Makeoonski Telekomunikcii Ltd               EUR63,000            39,130.43       May 02                         Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Albacom                                    EUR500,000           310,559.01       Sep 06                         Marconi Mobile SpA
----------------------------------------------------------------------------------------------------------------------------------
Min Home Affairs India                     INR211,200             3,008.54       Jun 02                         Marconi Mobile SpA
----------------------------------------------------------------------------------------------------------------------------------
Wasser-Und Schiff Ltd                     EUR9,203.25             5,732.48        UFN           30 Jan 04       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Wasser-Und Schiff Ltd                   EUR104,047.89            64,808.92        UFN           30 Jan 04       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Wasser-Und Schiff Ltd                    EUR22,416.06            13,962.43        UFN           30 Jan 04       Marconi Comms

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          CI/SLC EXPIRY
         BENEFICIARY                AMOUNT (CURRENCY)        AMOUNT (GBP)    EXPIRY DATE       DATE              ON BEHALF OF
==================================================================================================================================
Wasser-Und Schiff Ltd                EUR385,920.99            240,380.84          UFN        30 Jan 04       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Wasser-Und Schiff Ltd                EUR101,893.31             60,885.01          UFN        30 Jan 04       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Arcor AG & Co                         EUR92,969.37             57,744.95          UFN        31 Jan 07       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Arcor AG & Co                        EUR135,112.52             82,385.68          UFN        31 Jan 04       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Alcatel Sel AG                        EUR28,601.06             17,764.63          UFN        31 Jan 07       Marconi Comms
------------------------------------ ---------------------------------------------------------------------------------------------
E.Des Energie Hord AG                 EUR40,892.39             25,399.00          UFN        30 Apl 03       Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Omnitel Pronto Italia Spa             EUR9,000,000          5,590,062.11      31 Dec 04                      Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
TC Millsavunma Bakamligi                USD700,000            476,190.48          UFN          Dec 05        Marconi Mobile
----------------------------------------------------------------------------------------------------------------------------------
TC Millsavunma Bakamligi                USD533,950            363,231.29          UFN          Dec 05        Marconi Mobile
----------------------------------------------------------------------------------------------------------------------------------
Elefsis Shipbuilding & Indust Ent    EUR193,938.60            120,458.75          UFN                        Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Guernsey Police HQ                      GBP251,257            251,257.00      31 Jul 03                      Marconi Mobile
----------------------------------------------------------------------------------------------------------------------------------
ANZ                  INR21,976,624      313,057.32             30 Jan 03                                     Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
Secretary of State for Transport        GBP423,527            423,527.00      4 Mar 2006                     Marconi Comms
----------------------------------------------------------------------------------------------------------------------------------
World Tender Industrial Limited      YEN20,191,200            115,378.28       20 Jan 04                     Marconi Comms Asia Ltd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              CI/SLC EXPIRY
         BENEFICIARY                       AMOUNT (CURRENCY)   AMOUNT (GBP)     EXPIRY DATE       DATE            ON BEHALF OF
====================================================================================================================================
Onitelecom Infocomunicacoes SA              EUR144,624.69         89,829.00      30 Apl 04                    MNI Tecnologias SA
------------------------------------------------------------------------------------------------------------------------------------
Onitelecom Infocomunicacoes SA                  EUR87,840         54,559.01      30 May 04                    MNI Tecnologias SA
------------------------------------------------------------------------------------------------------------------------------------
Powererid Corp of India Ltd                     USD96,320         66,427.59       5 Jul 02                    Marconi Comms Intl Ltd
------------------------------------------------------------------------------------------------------------------------------------
China Tech Import/Export Corp                USD27,726.05         19,121.41      31 Jul 03                    Marconi Comms Asia Ltd
------------------------------------------------------------------------------------------------------------------------------------
Hindustan Aeronautics Ltd                       EUR981.27            598.33      12 Feb 03                    Marconi Comms Ltd
------------------------------------------------------------------------------------------------------------------------------------
Hindustan Aeronautics Ltd                     EUR1,047.64            638.80       3 Feb 03                    Marconi Comms Ltd
------------------------------------------------------------------------------------------------------------------------------------
Hindustan Aeronautics Ltd                    EUR20,411.62         12,446.11       4 Feb 03                    Marconi Comms Ltd
------------------------------------------------------------------------------------------------------------------------------------
Office National De L'Electricite             MAD1,000,000         59,523.81      31 Aug 02                    Marconi Comms Ltd
------------------------------------------------------------------------------------------------------------------------------------
Mannesmann Mobifunk GmbH                     EUR2,500,000      1,524,390.24      25 Jan 03                    Marconi Comms GmbH
------------------------------------------------------------------------------------------------------------------------------------
Mannesmann Mobilfunk Gmbh                    EUR5,000,000      3,048,780.49      25 Jan 03                    Marconi Comms GmbH
------------------------------------------------------------------------------------------------------------------------------------
MOD Brazilian Army Comission                USD110,908.52         76,488.63      31 Jul 02                    Marconi Mobile SPA
------------------------------------------------------------------------------------------------------------------------------------
Indemnity Insurance Co of North America      USD3,000,000      2,068,965.51     28 Sep 2002                   Marconi Corp
------------------------------------------------------------------------------------------------------------------------------------
Direccion General de Infraestructura Areo    USD20,000.00         13,793.10      07 Aug 02                    Marconi Comms Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL     16,907,674.62
------------------------------------------------------------------------------------------------------------------------------------

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E                                                   EXECUTION VERSION

                                  HSBC BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

             ------------------------------------------------------

                           COUNTER INDEMNITY AGREEMENT

             ------------------------------------------------------

                                   CONTENTS

CLAUSE                                                                                                   PAGE
  1.      Definitions And Interpretation...............................................................   1

  2.      The Temporary Bonding Facility...............................................................   3

  3.      The Indemnity................................................................................   3

  4.      Cash Collateral..............................................................................   3

  5.      Revaluation..................................................................................   4

  6.      Effectiveness Of Indemnity...................................................................   5

  7.      Obligations Absolute.........................................................................   6

  8.      Currency Conversion..........................................................................   7

  9.      Miscellaneous Clauses........................................................................   7


                           COUNTER INDEMNITY AGREEMENT

THIS AGREEMENT is made on 8 February 2002

BETWEEN

(1) HSBC BANK PLC (the "ISSUING BANK") of Poultry, London EC2P 2BX and fax number 0207 269 4800; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Bonding Facility Letter and the principles of interpretation set out therein shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "ACCOUNTS" means the Sterling Account, the Euro Account, the Dollar Account and any New Currency Account(s).

         "ACCOUNT BALANCE" means, in relation to an Account, the total sum standing to the credit of such Account.

         "ADDITIONAL CURRENCY" means any currency approved by the Issuing Bank pursuant to Clause 4.4.

         "APPROVED CURRENCY" means Euro, US Dollars, Sterling or any Additional Currency.

         "ASSOCIATED ACCOUNT" means any account opened or maintained with the Issuing Bank or any investment arrangements entered into by the Issuing Bank for the purposes of giving effect to the interest payment provisions agreed between the Company and the Issuing Bank from time to time pursuant to Clause 3 of the Cash Collateral Agreement.

         "BONDING FACILITY LETTER" means the L50,000,000 bond issuance facility letter delivered by HSBC Bank plc and Barclays Bank plc to the Company and accepted by the Company on or about the date hereof.

         "CASH COLLATERAL AGREEMENT" means the agreement dated on or about the date hereof between the Issuing Bank and the Company as depositor setting out the terms and conditions applicable to Deposits placed by the Company with the Issuing Bank.

         "CORRESPONDENT" means (unless otherwise agreed by the parties) any bank or other financial institution through which the Issuing Bank conducts business in a jurisdiction where it does not have its own branch or place of business.

         "DEPOSIT" means, in respect of a Bond, the cash deposited by the Company with the Issuing Bank as collateral for the Company's liability to indemnify the Issuing Bank in respect of its liability under that Bond pursuant to the terms of Clause 4.

         "DOLLAR ACCOUNT" means the US Dollar denominated account held in the name of the Company with the Issuing Bank, account number 40-05-15 57303528, and any Associated Account denominated in US Dollars.

         "DOLLAR EQUIVALENT" means, in relation to an amount of a currency other than US Dollars, the amount of US Dollars which could be purchased with such currency amount at the relevant Bank's spot rate of exchange for the purchase of US Dollars with such foreign currency at or about 11.00 am on the date on which the calculation is required.

         "EURO" means the single currency unit of the Participating Member
         States.

         "EURO ACCOUNT" means the Euro denominated account held in the name of the Company with the Issuing Bank, account number 40-05-15 57303536 and any Associated Account denominated in Euro.

         "ISSUE DATE" means, in respect of any Bond, the date upon which the Issuing Bank issues such Bond.

         "NEW CURRENCY ACCOUNT" has the meaning ascribed to it in Clause 4.4 which meaning shall include any Associated Account denominated in such currency.

         "OUTSTANDING LIABILITY AMOUNT" means, at any time, in respect of any Bond issued by the Issuing Bank and outstanding, the maximum amount of all liabilities, (whether actual or contingent and whether presently payable or not) of the Issuing Bank under or in connection with such Bond and, for the avoidance of doubt, any liability of the Issuing Bank under or in connection with such Bond (whether or not discharged by the Issuing Bank) shall not be included in the calculation of the Outstanding Liability Amount for a Bond to the extent that the same has been reimbursed to the Issuing Bank by the Company in accordance with Clause 3 of this Agreement or discharged by way of set off in accordance with the terms and subject to the conditions set out in the Cash Collateral Agreement.

         "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the Euro as its lawful currency at the relevant time.

         "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

         "RELEVANT ACCOUNT" means:

         (a)      in relation to a Bond denominated in Sterling, the Sterling
                  Account;

         (b)      in relation to a Bond denominated in Euro, the Euro Account.

         (c) in relation to a Bond denominated in US Dollars or any other currency (other than an Approved Currency), the Dollar Account; and

         (d) in relation to a Bond denominated in an Additional Currency, the relevant New Currency Account.

         "RELEVANT CURRENCY" means, with respect to any Deposit which collateralises a Bond:

         (a) where the Payment Currency of the relevant Bond is Sterling, Sterling;

         (b)      where the Payment Currency of the relevant Bond is Euro, Euro;

         (c) where the Payment Currency of the relevant Bond is US Dollars (or any other currency other than an Approved Currency), US Dollars; and

         (d) where the Payment Currency of the relevant Bond is an Additional Currency, such currency.

         "STERLING" means the lawful currency of the United Kingdom from time to time.

         "STERLING ACCOUNT" means the sterling denominated account held in the name of the Company with the Issuing Bank, account number 40-04-09 31501801, and any Associated Account denominated in Sterling.

         "US DOLLARS" means the lawful currency of the United States of America from time to time.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", the "Cash Collateral Agreement" or the "Bonding Facility Letter" is a reference to this Agreement, the Cash Collateral Agreement or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       THE TEMPORARY BONDING FACILITY

2.1 Pursuant to the terms of the Bonding Facility Letter, the Company requests the Issuing Bank to issue Bonds from time to time on the terms and subject to the conditions set out in the Bonding Facility Letter.

2.2 It is a condition of the Facility being made available to the Company that the Company agrees to indemnify the Issuing Bank on the terms and subject to the conditions set out herein.

3.       THE INDEMNITY

         The Company agrees immediately on demand to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of any Bonds issued by the Issuing Bank from time to time under the Facility.

4.       CASH COLLATERAL

4.1 Subject to Clauses 4.2 and 4.3, as collateral for its obligations under Clause 3 above, the Company undertakes that by no later than 11a.m. on the proposed date of issue of a Bond by the Issuing Bank (or, in the case of an Existing Bond, the Acceptance Date), it shall deposit, in the Relevant Currency, an amount equal to the Outstanding Liability Amount in respect of such Bond (each such sum, a "DEPOSIT") in the Relevant Account.

4.2 Other than in respect of an Existing Bond, if the Payment Currency of a Bond is not an Approved Currency, the relevant Deposit shall be an amount sufficient to ensure that the Account Balance (including the amount of such Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the proposed Issue Date of the Relevant Bond) of the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is a currency other than an Approved Currency (including the Bond to be issued on the proposed Issue Date).

4.3 In respect of each Existing Bond, the Company undertakes that, as collateral for its obligations under Clause 3 above, it shall, on the Acceptance Date:

         (a) if the Payment Currency of that Existing Bond is an Approved Currency, deposit, in the Relevant Currency, an amount equal to the Outstanding Liability Amount in respect of that Existing Bond in the Relevant Account; and

         (b) if the Payment Currency of an Existing Bond is not an Approved Currency, deposit an amount sufficient to ensure that the Account Balance (including the amount of the Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Existing Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the Acceptance Date) of the aggregate of the Outstanding Liability Amount of each Existing Bond for which the Payment Currency is a currency other than an Approved Currency.

4.4 The Company may at any time request that any currency be treated as an Approved Currency. If the Issuing Bank agrees (in its sole discretion) to such request, an account in such currency shall be opened with the Issuing Bank (a "NEW CURRENCY ACCOUNT"). Any Deposit in respect of a Bond denominated in such currency shall be paid into the relevant New Currency Account in accordance with Clause 4.1.

4.5 Without prejudice to Clause 5 below, the terms and conditions relating to each Deposit and the Accounts shall be governed by the Cash Collateral Agreement.

5.       REVALUATION

5.1 On the last business day of each calendar month (a "REVALUATION DATE"), commencing in the month in which the Acceptance Date occurs, the Issuing Bank shall calculate the Dollar Equivalent (as at such Revaluation Date) of the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in a currency other than an Approved Currency.

5.2      If on the Revaluation Date:

         (a) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the

                  Issuing Bank and denominated in US Dollars, is less than 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such shortfall being the "DOLLAR SHORTFALL"), the Company shall, subject to Clause 5.4, deposit an amount in US Dollars equal to the Dollar Shortfall in the Dollar Account; or

         (b) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, exceeds 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such excess being the "DOLLAR EXCESS"), the Issuing Bank shall, subject to Clause 5.4, release to the Company from the Dollar Account an amount equal to the Dollar Excess.

5.3 The Issuing Bank shall notify the Company of its determination under Clause 5.2 within two Business Days of making such determination. Subject to Clause 5.4, any payment or release pursuant to Clause 5.2 shall be made by the relevant party within 2 Business Days of the relevant notification.

5.4 If, on any Revaluation Date, the Dollar Shortfall or Dollar Excess referred to in Clause 5.2, is less than US$50,000, no payment or release shall be required from the Company or the Issuing Bank pursuant to this Clause 5.

6.       EFFECTIVENESS OF INDEMNITY

6.1 The indemnity given to the Issuing Bank pursuant to Clause 3, and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of any security which the Issuing Bank may at any time hold in respect of the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank in respect of the Facility provided by this Agreement or at law (each such right, power and remedy under the Agreement and at law being a "RIGHT").

6.2      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Right preclude any further or other exercise of that or any other Right.

6.3 The obligations of the Company under this Agreement shall not be discharged, impaired or otherwise affected by:

         6.3.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS"); or (ii) any obligation under any Related Document;

         6.3.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         6.3.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         6.3.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         6.3.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         6.3.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution; or

         6.3.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

6.4 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security in respect of any obligations of the Company under the Bonding Documents before exercising any Right.

7.       OBLIGATIONS ABSOLUTE

         The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement in all circumstances (save where the same arises as a result of the negligence or wilful default of the Issuing Bank or where the Issuing Bank has actual notice that the claim made under any Bond is fraudulent or forged) including, without limitation, the circumstances described in Clauses 7.1 to 7.4 (inclusive) below.

7.1 The Company irrevocably authorises and directs the Issuing Bank to make any payments and comply with any demand which may be claimed or appear to the Issuing Bank to be claimed under any Bond issued by the Issuing Bank without any reference to or further authority, confirmation or verification from the Company and agrees that any payment which the Issuing Bank shall make in accordance, or appearing to be in accordance, with any Bond issued by it shall be binding upon the Company and shall be conclusive evidence that the Issuing Bank was liable to make such payment or comply with such demand.

7.2 The Company agrees (without prejudice to the above provision) that any demand made upon the Issuing Bank or its Correspondents for payment of any sum under any Bond issued by it or any of its Correspondents shall be deemed to be a valid and effective demand and the Issuing Bank and/or its Correspondents shall be entitled to treat it as such notwithstanding any actual lack of authority of the person making the demand if (a) the demand appears on its face to be in order; and (b) the demand appears to the Issuing Bank or its Correspondents to be made by or on behalf of the beneficiary named in such Bond.

7.3 The Company further agrees that, in the event that the relevant Bond stipulates that a demand made upon the Issuing Bank or its Correspondent shall be accompanied by any document or documents then, provided that it or they appear on their face to be in accordance with the terms of such Bond, such document or documents shall be deemed to be genuine and in accordance with the terms of the relevant Bond.

7.4 The Company finally agrees that the above conditions shall also apply to any extension of any Bond issued by the Issuing Bank (whether on the same or other terms and whether arising with the Company's agreement or by operation of law or otherwise) so that such conditions shall continue in respect of any such Bond as extended.

8.       CURRENCY CONVERSION

         For the purpose of or pending the discharge of all or any part of an Outstanding Liability Amount in respect of any Bond the Payment Currency of which is not an Approved Currency, the Issuing Bank may convert any money received, recovered or realised or subject to application by it under this Agreement from the Relevant Currency of the Deposit to the Payment Currency of the Bond and any such conversion shall be effected at the Issuing Bank's spot rate of exchange for the time being for obtaining such Payment Currency with the Relevant Currency of the Deposit.

9.       MISCELLANEOUS CLAUSES

         The provisions of paragraph 18 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and the Company on the date specified above.

THE ISSUING BANK

HSBC Bank Plc

By:    IAN McMILLAN (signed)
       ---------------------

Name:  IAN McMILLAN

Title: SENIOR MANAGER

THE COMPANY

Marconi Bonding Limited

By:    J LONG (signed)
       ---------------

Name:  JACQUELINE LONG

Title: DIRECTOR AND SECRETARY

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E                                                    EXECUTION VERSION

                                BARCLAYS BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                 ---------------------------------------------

                           COUNTER INDEMNITY AGREEMENT

                 ---------------------------------------------

                                   CONTENTS

CLAUSE                                                                                                    PAGE
  1.      Definitions And Interpretation...............................................................    1

  2.      The Temporary Bonding Facility...............................................................    3

  3.      The Indemnity................................................................................    3

  4.      Cash Collateral..............................................................................    3

  5.      Revaluation..................................................................................    4

  6.      Effectiveness Of Indemnity...................................................................    5

  7.      Obligations Absolute.........................................................................    6

  8.      Currency Conversion..........................................................................    7

  9.      Miscellaneous Clauses........................................................................    7


                           COUNTER INDEMNITY AGREEMENT

THIS AGREEMENT is made on 8 February 2002

BETWEEN

(1) BARCLAYS BANK PLC (the "ISSUING BANK") operating through its division Barclays Capital of 5, The North Colonnade, Canary Wharf, London E14 4BB and fax number 020 773 3661; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Bonding Facility Letter and the principles of interpretation set out therein shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "ACCOUNTS" means the Sterling Account, the Euro Account, the Dollar Account and any New Currency Account(s).

         "ACCOUNT BALANCE" means, in relation to an Account, the total sum standing to the credit of such Account.

         "ADDITIONAL CURRENCY" means any currency approved by the Issuing Bank pursuant to Clause 4.3.

         "APPROVED CURRENCY" means Euro, US Dollars, Sterling or any Additional Currency.

         "ASSOCIATED ACCOUNT" means any account opened or maintained with the Issuing Bank or any investment arrangements entered into by the Issuing Bank for the purposes of giving effect to the interest payment provisions agreed between the Company and the Issuing Bank from time to time pursuant to Clause 3 of the Cash Collateral Agreement.

         "BONDING FACILITY LETTER" means the L50,000,000 bond issuance facility letter delivered by HSBC Bank plc and Barclays Bank plc to the Company and accepted by the Company on or about the date hereof.

         "CASH COLLATERAL AGREEMENT" means the agreement dated on or about the date hereof between the Issuing Bank and the Company as depositor setting out the terms and conditions applicable to Deposits placed by the Company with the Issuing Bank.

         "CORRESPONDENT" means (unless otherwise agreed by the parties) any bank or other financial institution through which the Issuing Bank conducts business in a jurisdiction where it does not have its own branch or place of business.

         "DEPOSIT" means, in respect of a Bond, the cash deposited by the Company with the Issuing Bank as collateral for the Company's liability to indemnify the Issuing Bank in respect of its liability under that Bond pursuant to the terms of Clause 4.

         "DOLLAR ACCOUNT" means the US Dollar denominated account held in the name of the Company with the Issuing Bank, sort code 20-00-00, account number 75088500, and any Associated Account denominated in US Dollars.

         "DOLLAR EQUIVALENT" means, in relation to an amount of a currency other than US Dollars, the amount of US Dollars which could be purchased with such currency amount at the relevant Bank's spot rate of exchange for the purchase of US Dollars with such foreign currency at or about 11.00 am on the date on which the calculation is required.

         "EURO" means the single currency unit of the Participating Member
         States.

         "EURO ACCOUNT" means the Euro denominated account held in the name of the Company with the Issuing Bank, sort code 20-00-00, account number 65815755, and any Associated Account denominated in Euro.

         "ISSUE DATE" means, in respect of any Bond, the date upon which the Issuing Bank issues such Bond.

         "NEW CURRENCY ACCOUNT" has the meaning ascribed to it in Clause 4.3 which meaning shall include any Associated Account denominated in such currency.

         "OUTSTANDING LIABILITY AMOUNT" means, at any time, in respect of any Bond issued by the Issuing Bank and outstanding, the maximum amount of all liabilities, (whether actual or contingent and whether presently payable or not) of the Issuing Bank under or in connection with such Bond and, for the avoidance of doubt, any liability of the Issuing Bank under or in connection with such Bond (whether or not discharged by the Issuing Bank) shall not be included in the calculation of the Outstanding Liability Amount for a Bond to the extent that the same has been reimbursed to the Issuing Bank by the Company in accordance with Clause 3 of this Agreement or discharged by way of set off in accordance with the terms and subject to the conditions set out in the Cash Collateral Agreement.

         "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the Euro as its lawful currency at the relevant time.

         "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond.

         "RELEVANT ACCOUNT" means:

         (a)      in relation to a Bond denominated in Sterling, the Sterling
                  Account;

         (b)      in relation to a Bond denominated in Euro, the Euro Account.

         (c) in relation to a Bond denominated in US Dollars or any other currency (other than an Approved Currency), the Dollar Account; and

         (d) in relation to a Bond denominated in an Additional Currency, the relevant New Currency Account.

         "RELEVANT CURRENCY" means, with respect to any Deposit which collateralises a Bond:

         (a) where the Payment Currency of the relevant Bond is Sterling, Sterling;

         (b)      where the Payment Currency of the relevant Bond is Euro, Euro;

         (c) where the Payment Currency of the relevant Bond is US Dollars (or any other currency other than an Approved Currency), US Dollars; and

         (d) where the Payment Currency of the relevant Bond is an Additional Currency, such currency.

         "STERLING" means the lawful currency of the United Kingdom from time to time.

         "STERLING ACCOUNT" means the sterling denominated account held in the name of the Company with the Issuing Bank, sort code 20-00-00, account number 50910104, and any Associated Account denominated in Sterling.

         "US DOLLARS" means the lawful currency of the United States of America from time to time.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", the "Cash Collateral Agreement" or the "Bonding Facility Letter" is a reference to this Agreement, the Cash Collateral Agreement or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       THE TEMPORARY BONDING FACILITY

2.1 Pursuant to the terms of the Bonding Facility Letter, the Company requests the Issuing Bank to issue Bonds from time to time on the terms and subject to the conditions set out in the Bonding Facility Letter.

2.2 It is a condition of the Facility being made available to the Company that the Company agrees to indemnify the Issuing Bank on the terms and subject to the conditions set out herein.

3.       THE INDEMNITY

         The Company agrees immediately on demand to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of any Bonds issued by the Issuing Bank from time to time under the Facility.

4.       CASH COLLATERAL

4.1 Subject to Clause 4.2, as collateral for its obligations under Clause 3 above, the Company undertakes that by no later than 11a.m. on the proposed date of issue of a Bond by the Issuing Bank, it shall deposit, in the Relevant Currency, an amount equal to the

         Outstanding Liability Amount in respect of such Bond (each such sum, a "DEPOSIT") in the Relevant Account.

4.2 If the Payment Currency of a Bond is not an Approved Currency, the relevant Deposit shall be an amount sufficient to ensure that the Account Balance (including the amount of such Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the proposed Issue Date of the Relevant Bond) of the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is a currency other than an Approved Currency (including the Bond to be issued on the proposed Issue Date).

4.3 The Company may at any time request that any currency be treated as an Approved Currency. If the Issuing Bank agrees (in its sole discretion) to such request, an account in such currency shall be opened with the Issuing Bank (a "NEW CURRENCY ACCOUNT"). Any Deposit in respect of a Bond denominated in such currency shall be paid into the relevant New Currency Account in accordance with Clause 4.1.

4.4 Without prejudice to Clause 5 below, the terms and conditions relating to each Deposit and the Accounts shall be governed by the Cash Collateral Agreement.

5.       REVALUATION

5.1 On the last business day of each calendar month (a "REVALUATION DATE"), commencing in the month in which the Acceptance Date occurs, the Issuing Bank shall calculate the Dollar Equivalent (as at such Revaluation Date) of the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in a currency other than an Approved Currency.

5.2      If on the Revaluation Date:

         (a) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, is less than 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such shortfall being the "DOLLAR SHORTFALL"), the Company shall, subject to Clause 5.4, deposit an amount in US Dollars equal to the Dollar Shortfall in the Dollar Account; or

         (b) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, exceeds 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such excess being the "DOLLAR EXCESS"), the Issuing Bank shall, subject to Clause 5.4, release to the Company from the Dollar Account an amount equal to the Dollar Excess.

5.3 The Issuing Bank shall notify the Company of its determination under Clause 5.2 within two Business Days of making such determination. Subject to Clause 5.4, any payment or release pursuant to Clause 5.2 shall be made by the relevant party within 2 Business Days of the relevant notification.

5.4 If, on any Revaluation Date, the Dollar Shortfall or Dollar Excess referred to in Clause 5.2, is less than US$50,000, no payment or release shall be required from the Company or the Issuing Bank pursuant to this Clause 5.

6.       EFFECTIVENESS OF INDEMNITY

6.1 The indemnity given to the Issuing Bank pursuant to Clause 3, and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of any security which the Issuing Bank may at any time hold in respect of the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank in respect of the Facility provided by this Agreement or at law (each such right, power and remedy under the Agreement and at law being a "RIGHT").

6.2      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Right preclude any further or other exercise of that or any other Right.

6.3 The obligations of the Company under this Agreement shall not be discharged, impaired or otherwise affected by:

         6.3.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED Documents"); or (ii) any obligation under any Related Document;

         6.3.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         6.3.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         6.3.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         6.3.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         6.3.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution; or

         6.3.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

6.4 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security in respect of any obligations of the Company under the Bonding Documents before exercising any Right.

7.       OBLIGATIONS ABSOLUTE

         The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement in all circumstances (save where the same arises as a result of the negligence or wilful default of the Issuing Bank or where the Issuing Bank has actual notice that the claim made under any Bond is fraudulent or forged) including, without limitation, the circumstances described in Clauses 7.1 to 7.4 (inclusive) below.

7.1 The Company irrevocably authorises and directs the Issuing Bank to make any payments and comply with any demand which may be claimed or appear to the Issuing Bank to be claimed under any Bond issued by the Issuing Bank without any reference to or further authority, confirmation or verification from the Company and agrees that any payment which the Issuing Bank shall make in accordance, or appearing to be in accordance, with any Bond issued by it shall be binding upon the Company and shall be conclusive evidence that the Issuing Bank was liable to make such payment or comply with such demand.

7.2 The Company agrees (without prejudice to the above provision) that any demand made upon the Issuing Bank or its Correspondents for payment of any sum under any Bond issued by it or any of its Correspondents shall be deemed to be a valid and effective demand and the Issuing Bank and/or its Correspondents shall be entitled to treat it as such notwithstanding any actual lack of authority of the person making the demand if (a) the demand appears on its face to be in order; and (b) the demand appears to the Issuing Bank or its Correspondents to be made by or on behalf of the beneficiary named in such Bond.

7.3 The Company further agrees that, in the event that the relevant Bond stipulates that a demand made upon the Issuing Bank or its Correspondent shall be accompanied by any document or documents then, provided that it or they appear on their face to be in accordance with the terms of such Bond, such document or documents shall be deemed to be genuine and in accordance with the terms of the relevant Bond.

7.4 The Company finally agrees that the above conditions shall also apply to any extension of any Bond issued by the Issuing Bank (whether on the same or other terms and whether arising with the Company's agreement or by operation of law or otherwise) so that such conditions shall continue in respect of any such Bond as extended.

8.       CURRENCY CONVERSION

         For the purpose of or pending the discharge of all or any part of an Outstanding Liability Amount in respect of any Bond the Payment Currency of which is not an Approved Currency, the Issuing Bank may convert any money received, recovered or realised or subject to application by it under this Agreement from the Relevant Currency of the Deposit to the Payment Currency of the Bond and any such conversion shall be effected at the Issuing Bank's spot rate of exchange for the time being for obtaining such Payment Currency with the Relevant Currency of the Deposit.

9.       MISCELLANEOUS CLAUSES

         The provisions of paragraph 18 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and the Company on the date specified above.

THE ISSUING BANK

Barclays Bank Plc

By:    BARRY COLE (signed)
       -------------------

Name:  BARRY COLE

Title: DIRECTOR

THE COMPANY

Marconi Bonding Limited

By:    J LONG (signed)
       ---------------

Name:  JACQUELINE LONG

Title: DIRECTOR AND SECRETARY

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E                                                    EXECUTION VERSION

                                  HSBC BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                -----------------------------------------------

                            CASH COLLATERAL AGREEMENT

                ------------------------------------------------

                                   CONTENTS

CLAUSE                                                                                    PAGE
  1.   Definitions And Interpretation.................................................     1

  2.   Accounts And Deposits..........................................................     2

  3.   Interest.......................................................................     3

  4.   Effectiveness Of Collateral....................................................     3

  5.   Company's Rights And Undertakings..............................................     5

  6.   Security Interests.............................................................     5

  7.   Costs And Expenses.............................................................     5

  8.   Miscellaneous Clauses..........................................................     5

                            CASH COLLATERAL AGREEMENT

THIS AGREEMENT is made on 8 February 2002

BETWEEN

(1) HSBC BANK PLC (the "ISSUING BANK") of Poultry, London EC2P 2BX and fax number 0207 260 4800; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

WHEREAS

(A) Pursuant to the terms of the Bonding Facility Letter (as defined below) and at the request of the Company, the Issuing Bank (among others) has agreed to grant the Company a bond issuance facility;

(B) the Company has agreed to indemnify the Issuing Bank in respect of any liability which the Issuing Bank incurs under the Bonding Facility Letter pursuant and subject to the terms of the Counter Indemnity (as defined below); and

(C) as collateral for its obligations under the Counter Indemnity, the Company has agreed to place cash deposits with the Issuing Bank.

IT IS HEREBY AGREED that the cash deposits placed by the Company with the Issuing Bank shall be held pursuant and subject to the following terms and conditions:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, terms defined in the Counter Indemnity (including by incorporation) and the principles of interpretation set out in the Bonding Facility Letter shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "BONDING FACILITY LETTER" means the L50,000,000 bond issuance letter delivered by HSBC Bank plc and Barclays Bank plc to the Company and accepted by the Company on or about the date hereof.

         "COUNTER INDEMNITY" means the indemnity agreement dated on or about the date hereof between the Company and the Issuing Bank under which the Company agrees (subject to the terms thereof) to indemnify the Issuing Bank against any liability incurred by the Issuing Bank in respect of any Bond issued by it under the Facility.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", "the Counter Indemnity" or the "Bonding Facility Letter" is a reference to this Agreement, the Counter Indemnity or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

1.4 By entering into the arrangements the subject of this Agreement, the parties do not intend to create any interest registrable under Section 395 of the Companies Act 1985 and the Issuing Bank will not seek any such registration pursuant to Section 395 of such Act.

2.       ACCOUNTS AND DEPOSITS

2.1 If all or any part of the Outstanding Liability Amount in respect of a Bond issued by the Issuing Bank has become due and payable, the Issuing Bank shall be entitled (but shall, to the extent reasonably practicable, give prior notice of the same to the Company) to set-off or transfer all or part of the Account Balance of the Relevant Account in or towards satisfaction of such amount which has become due and payable. For the purpose of the discharge of all or any part of such Outstanding Liability Amount in respect of any Bond where the Payment Currency of such Bond is not the same as the Relevant Currency of the Deposit relating to such Bond, Clause 8 (Currency Conversion) of the Counter Indemnity shall apply.

2.2 Subject to Clause 2.3, except with the Issuing Bank's prior written consent, each Deposit in a Relevant Account shall be maintained on the terms that it shall mature on (but not before) the earlier of:

         2.2.1 the first time at which the Issuing Bank reasonably determines (and the Issuing Bank shall make such determination promptly upon a request by the Company) that there are no Outstanding Liability Amounts under any Bonds in respect of which Deposits have been placed in such Relevant Account;

         2.2.2 subject to and only to the extent stated in Clause 2.4, the close of business in London on the date on which all or any part of any Outstanding Liability Amount in respect of any Bond to which the relevant Deposit relates becomes due and payable, so that, at such time as such Deposit shall mature (or at any time thereafter), it shall become repayable to the Company subject to any rights of set-off, combination or consolidation in respect of such Deposit which the Issuing Bank may be entitled to exercise either under this Agreement or at law.

2.3      Without prejudice to Clauses 2.1 and 2.2, if at any time:

         2.3.1 the Outstanding Liability Amount of any Bond is permanently reduced or (in respect of a Bond governed by English law) the expiry date of such Bond has passed or the Issuing Bank (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Issuing Bank shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Issuing Bank or once the original Bond has been returned to the Issuing Bank); or

         2.3.2 there is a Dollar Excess (as defined in the Counter-Indemnity) which is to be released to the Company pursuant to Clause 5.2 of the Counter Indemnity (but subject always to Clause 5.4 of the Counter Indemnity), then, a corresponding amount of the relevant Deposit or Account Balance (as appropriate) in the Relevant Account shall mature and become repayable to the Company.

2.4 If the Company fails to fulfil its indemnity obligations under Clause 3 of the Counter-Indemnity by close of business in London on the day on which all or any part of the Outstanding Liability Amount in respect of a Bond becomes due and payable, then only so much of the relevant Deposit shall mature as equals the amount to be indemnified by the Company pursuant to Clause 3 of the Counter Indemnity (and, if the relevant Deposit relates to a Bond where the Payment Currency of the Bond is not the same as the Relevant Currency of the Deposit, Clause 8 of the Counter Indemnity shall apply).

2.5 Save with the Issuing Bank's prior written consent, no right, title or interest in relation to any Account or any Deposit or to this Agreement shall be (a) capable of assignment or other disposal or (b) the subject of (and the Company shall not permit to exist) any security or other third party interest.

3.       INTEREST

         Interest shall accrue on the balance standing to the credit of each Relevant Account at such commercial rate, with such interest periods and with such interest payment provisions as the parties may agree from time to time. Such interest shall be payable to such account as the Company may from time to time direct.

4.       EFFECTIVENESS OF COLLATERAL

4.1 The collateral constituted and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of any security which the Issuing Bank may at any time hold for the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank provided by law (each such right, power and remedy under this Agreement and at law being a "COLLATERAL RIGHT").

4.2 This Agreement shall remain in full force and effect as a continuing arrangement unless and until the Issuing Bank discharges it. Upon the maturity of all Deposits pursuant to Clause 2.2.1 and provided that the Issuing Bank is not under any obligation or liability (whether actual or contingent) to issue Bonds to or on behalf of the Company or any Eligible Subsidiary pursuant to the Bonding Facility Letter, the Issuing Bank shall, on the Company's request, release the Company from its obligations under the Bonding Documents.

4.3      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right.

4.4 The obligations of the Company under this Agreement and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         4.4.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS") or (ii) any obligation under any Related Document;

         4.4.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         4.4.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         4.4.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         4.4.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         4.4.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution;

         4.4.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

4.5 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security held in respect of the obligations of the Company under the Bonding Documents before exercising any Collateral Right.

5.       COMPANY'S RIGHTS AND UNDERTAKINGS

5.1 Any settlement or discharge hereunder shall be conditional upon no payment to the Issuing Bank by or on behalf of the Company being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application and shall in those circumstances be void.

5.2 The Company hereby represents and warrants to the Issuing Bank and undertakes during the subsistence of this Agreement that:

         5.2.1 it is and will be the sole, lawful and beneficial owner of each Account and each Deposit free from any security interest or third party right except the rights granted to the Issuing Bank under the Bonding Documents; and

         5.2.2 save as provided in the Bonding Documents, it will not sell or dispose of the benefit of all or any of its rights, title and interest in any Account or any Deposit.

6.       SECURITY INTERESTS

         If the Issuing Bank at any time receives notice of any mortgage, assignment, charge or other interest affecting all or any part of any Account and any Deposit, all payments thereafter made by the Company to the Issuing Bank shall be treated as having been credited to a new account of the Company and not as having been applied in reduction of the Company's obligations under Clause 3 of the Counter Indemnity as at the time when the Issuing Bank received notice.

7.       COSTS AND EXPENSES

         For the avoidance of doubt but without prejudice to any applicable insolvency laws, the Issuing Bank may not discharge sums payable by the Company under paragraph 6 of the Bonding Facility Letter by way of set off against any part of the Account Balance of any Account.

8.       MISCELLANEOUS CLAUSES

         The provisions of paragraph 18 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and by the Company and on the date specified above.

                                 EXECUTION PAGE

THE ISSUING BANK

HSBC Bank Plc

By:    IAN McMILLAN (signed)
       ---------------------

Name:  IAN McMILLAN

Title: SENIOR MANAGER

THE COMPANY

Marconi Bonding Limited

By:    J LONG (signed)
       ---------------

Name:  JACQUELINE LONG

Title: DIRECTOR AND SECRETARY

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E                                                    EXECUTION VERSION

                                BARCLAYS BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                  -------------------------------------------

                            CASH COLLATERAL AGREEMENT

                  -------------------------------------------

                                    CONTENTS

CLAUSE                                                                                           PAGE
  1.     Definitions And Interpretation......................................................     1

  2.     Accounts And Deposits...............................................................     2

  3.     Interest............................................................................     3

  4.     Effectiveness Of Collateral.........................................................     3

  5.     Company's Rights And Undertakings...................................................     5

  6.     Security Interests..................................................................     5

  7.     Costs And Expenses..................................................................     5

  8.     Miscellaneous Clauses...............................................................     5

                            CASH COLLATERAL AGREEMENT

THIS AGREEMENT is made on 8 February 2002

BETWEEN

(1) BARCLAYS BANK PLC (the "ISSUING BANK") operating though its division Barclays Capital of 5 The North Colonnade, Canary Wharf, London E14 4BB and fax number 0207 773 3661; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

WHEREAS

(A) Pursuant to the terms of the Bonding Facility Letter (as defined below) and at the request of the Company, the Issuing Bank (among others) has agreed to grant the Company a bond issuance facility;

(B) the Company has agreed to indemnify the Issuing Bank in respect of any liability which the Issuing Bank incurs under the Bonding Facility Letter pursuant and subject to the terms of the Counter Indemnity (as defined below); and

(C) as collateral for its obligations under the Counter Indemnity, the Company has agreed to place cash deposits with the Issuing Bank.

IT IS HEREBY AGREED that the cash deposits placed by the Company with the Issuing Bank shall be held pursuant and subject to the following terms and conditions:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, terms defined in the Counter Indemnity (including by incorporation) and the principles of interpretation set out in the Bonding Facility Letter shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "BONDING FACILITY LETTER" means the L50,000,000 bond issuance letter delivered by HSBC Bank plc and Barclays Bank plc to the Company and accepted by the Company on or about the date hereof.

         "COUNTER INDEMNITY" means the indemnity agreement dated on or about the date hereof between the Company and the Issuing Bank under which the Company agrees (subject to the terms thereof) to indemnify the Issuing Bank against any liability incurred by the Issuing Bank in respect of any Bond issued by it under the Facility.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", "the Counter Indemnity" or the "Bonding Facility Letter" is a reference to this Agreement, the Counter Indemnity or the Bonding

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         Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

1.4 By entering into the arrangements the subject of this Agreement, the parties do not intend to create any interest registrable under Section 395 of the Companies Act 1985 and the Issuing Bank will not seek any such registration pursuant to Section 395 of such Act.

2.       ACCOUNTS AND DEPOSITS

2.1 If all or any part of the Outstanding Liability Amount in respect of a Bond issued by the Issuing Bank has become due and payable, the Issuing Bank shall be entitled (but shall, to the extent reasonably practicable, give prior notice of the same to the Company) to set-off or transfer all or part of the Account Balance of the Relevant Account in or towards satisfaction of such amount which has become due and payable. For the purpose of the discharge of all or any part of such Outstanding Liability Amount in respect of any Bond where the Payment Currency of such Bond is not the same as the Relevant Currency of the Deposit relating to such Bond, Clause 8 (Currency Conversion) of the Counter Indemnity shall apply.

2.2 Subject to Clause 2.3, except with the Issuing Bank's prior written consent, each Deposit in a Relevant Account shall be maintained on the terms that it shall mature on (but not before) the earlier of:

         2.2.1 the first time at which the Issuing Bank reasonably determines (and the Issuing Bank shall make such determination promptly upon a request by the Company) that there are no Outstanding Liability Amounts under any Bonds in respect of which Deposits have been placed in such Relevant Account;

         2.2.2 subject to and only to the extent stated in Clause 2.4, the close of business in London on the date on which all or any part of any Outstanding Liability Amount in respect of any Bond to which the relevant Deposit relates becomes due and payable, so that, at such time as such Deposit shall mature (or at any time thereafter), it shall become repayable to the Company subject to any rights of set-off, combination or consolidation in respect of such Deposit which the Issuing Bank may be entitled to exercise either under this Agreement or at law.

2.3      Without prejudice to Clauses 2.1 and 2.2, if at any time:

         2.3.1 the Outstanding Liability Amount of any Bond is permanently reduced or (in respect of a Bond governed by English law) the expiry date of such Bond has passed or the Issuing Bank (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Issuing Bank shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Issuing Bank or once the original Bond has been returned to the Issuing Bank); or

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

         2.3.2 there is a Dollar Excess (as defined in the Counter-Indemnity) which is to be released to the Company pursuant to Clause 5.2 of the Counter Indemnity (but subject always to Clause 5.4 of the Counter Indemnity), then, a corresponding amount of the relevant Deposit or Account Balance (as appropriate) in the Relevant Account shall mature and become repayable to the Company.

2.4 If the Company fails to fulfil its indemnity obligations under Clause 3 of the Counter-Indemnity by close of business in London on the day on which all or any part of the Outstanding Liability Amount in respect of a Bond becomes due and payable, then only so much of the relevant Deposit shall mature as equals the amount to be indemnified by the Company pursuant to Clause 3 of the Counter Indemnity (and, if the relevant Deposit relates to a Bond where the Payment Currency of the Bond is not the same as the Relevant Currency of the Deposit, Clause 8 of the Counter Indemnity shall apply).

2.5 Save with the Issuing Bank's prior written consent, no right, title or interest in relation to any Account or any Deposit or to this Agreement shall be (a) capable of assignment or other disposal or (b) the subject of (and the Company shall not permit to exist) any security or other third party interest.

3.       INTEREST

         Interest shall accrue on the balance standing to the credit of each Relevant Account at such commercial rate, with such interest periods and with such interest payment provisions as the parties may agree from time to time. Such interest shall be payable to such account as the Company may from time to time direct.

4.       EFFECTIVENESS OF COLLATERAL

4.1 The collateral constituted and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of any security which the Issuing Bank may at any time hold for the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank provided by law (each such right, power and remedy under this Agreement and at law being a "COLLATERAL RIGHT").

4.2 This Agreement shall remain in full force and effect as a continuing arrangement unless and until the Issuing Bank discharges it. Upon the maturity of all Deposits pursuant to Clause 2.2.1 and provided that the Issuing Bank is not under any obligation or liability (whether actual or contingent) to issue Bonds to or on behalf of the Company or any Eligible Subsidiary pursuant to the Bonding Facility Letter, the Issuing Bank shall, on the Company's request, release the Company from its obligations under the Bonding Documents.

4.3      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right.

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

4.4 The obligations of the Company under this Agreement and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         4.4.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS") or (ii) any obligation under any Related Document;

         4.4.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         4.4.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         4.4.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         4.4.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         4.4.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution;

         4.4.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

4.5 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security held in respect of the obligations of the Company under the Bonding Documents before exercising any Collateral Right.

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

5.       COMPANY'S RIGHTS AND UNDERTAKINGS

5.1 Any settlement or discharge hereunder shall be conditional upon no payment to the Issuing Bank by or on behalf of the Company being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application and shall in those circumstances be void.

5.2 The Company hereby represents and warrants to the Issuing Bank and undertakes during the subsistence of this Agreement that:

         5.2.1 it is and will be the sole, lawful and beneficial owner of each Account and each Deposit free from any security interest or third party right except the rights granted to the Issuing Bank under the Bonding Documents; and

         5.2.2 save as provided in the Bonding Documents, it will not sell or dispose of the benefit of all or any of its rights, title and interest in any Account or any Deposit.

6.       SECURITY INTERESTS

         If the Issuing Bank at any time receives notice of any mortgage, assignment, charge or other interest affecting all or any part of any Account and any Deposit, all payments thereafter made by the Company to the Issuing Bank shall be treated as having been credited to a new account of the Company and not as having been applied in reduction of the Company's obligations under Clause 3 of the Counter Indemnity as at the time when the Issuing Bank received notice.

7.       COSTS AND EXPENSES

         For the avoidance of doubt but without prejudice to any applicable insolvency laws, the Issuing Bank may not discharge sums payable by the Company under paragraph 6 of the Bonding Facility Letter by way of set off against any part of the Account Balance of any Account.

8.       MISCELLANEOUS CLAUSES

         The provisions of paragraph 18 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and by the Company and on the date specified above.

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

                                 EXECUTION PAGE

THE ISSUING BANK

Barclays Bank Plc

By:    BARRY COLE (signed)
       -------------------

Name:  BARRY COLE

Title: DIRECTOR

THE COMPANY

Marconi Bonding Limited

By:    J LONG (signed)
       ---------------

Name:  JACQUELINE LONG

Title: DIRECTOR AND SECRETARY

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